Repurchase of Shares	12 Months Ended
Sep. 30, 2022
Equity [Abstract]
Repurchase of Shares
Note 11 — Repurchase of Shares
From time to time, the Company’s Board of Directors can adopt share repurchase plans authorizing the repurchase of the Company’s outstanding ordinary shares. On May 12, 2021, the Company’s Board of Directors adopted a share repurchase plan for the repurchase of up to an additional $
1,000,000
 of the Company’s outstanding ordinary shares with no expiration date. The May 2021 plan permits the Company to purchase our ordinary shares in the open market or through privately negotiated transactions at times and prices that the Company considers appropriate. In the year ended September 30, 2022, the Company repurchased
6,479
 ordinary shares at an average price of $
78.47
 per share (excluding broker and transaction fees). As of September 30, 2022, the Company had remaining authority to repurchase up to $
490,109
 of its outstanding ordinary shares under the May 2021 plan.